                                                                    EXHIBIT 10.1



                             NOVELLUS SYSTEMS, INC.

                            INDEMNIFICATION AGREEMENT



               THIS AGREEMENT (the "Agreement") is made and entered into as of this ____ day of ___________, 2002, by and between Novellus Systems, Inc., a California corporation (the "Company"), and _____________________
("Indemnitee"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 16.

                                    RECITALS

               WHEREAS, the Company believes it is essential to retain and attract qualified directors and officers;

               WHEREAS, Indemnitee is a director and/or officer of the Company;

               WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies;

               WHEREAS, the Board of Directors of the Company (the "Board") has adopted bylaws (the "Bylaws") providing for the indemnification of the officers and directors of the Company to the maximum extent not prohibited by the California Corporations Code, as amended (the "Code");

               WHEREAS, the Company's articles of incorporation (the "Articles") expressly authorize rights to indemnification "to the fullest extent permissible under California law";

               WHEREAS, Indemnitee has been serving and intends to continue serving as a director and/or officer of the Company in part in reliance on the Articles and Bylaws;

               WHEREAS, in recognition of Indemnitee's need for (i) substantial protection against personal liability, (ii) specific contractual assurance that the protection promised by the Articles and Bylaws will be available to Indemnitee, regardless of, among other things, any amendment to or revocation of the Articles or Bylaws, or any change in the composition of the Board or an acquisition transaction relating to the Company and (iii) an inducement to continue to provide effective services to the Company as a director and/or officer thereof, the Company wishes to provide for the indemnification of Indemnitee and to advance Expenses (as hereinafter defined) to Indemnitee to the fullest extent permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained by the Company, to provide for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies;

               NOW, THEREFORE, in consideration of the premises contained herein and of Indemnitee continuing to serve the Company directly, or at its request, with another Enterprise (as hereinafter defined), and intending to be legally bound hereby, the parties hereto agree as follows:

                                    AGREEMENT

               1. Indemnity of Indemnitee. The Company hereby agrees to hold harmless and indemnify Indemnitee to the maximum extent not prohibited by the Code, as such may be amended from time to time, the Articles and the Bylaws, as such may be amended. In furtherance of the foregoing indemnification, and without limiting the generality thereof:

                      (a) Proceedings Other Than Proceedings by or in the Right of the Company. Indemnitee shall be entitled to the rights of indemnification provided in this Section l(a) if, by reason of his Corporate Status (as hereinafter defined), he is, or is threatened to be made, a party to or participant (as a witness or otherwise) in any Proceeding (as hereinafter defined) other than a Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 1(a), Indemnitee shall be indemnified against all Expenses (as hereinafter defined), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any claim, issue or matter therein, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

                      (b) Proceedings by or in the Right of the Company.

                         (i) Indemnitee shall be entitled to the rights of
indemnification provided in this Section 1(b) if, by reason of his Corporate Status, he is, or is threatened to be made, a party to or participant (as a witness or otherwise) in any Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 1(b), Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection with the defense or settlement of such Proceeding or any claim, issue or matter therein, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and its shareholders.

                         (ii) Notwithstanding the foregoing, no indemnification
shall be permitted under this section for any of the following:

                             (A) In respect of any claim, issue or matter as to
which Indemnitee shall have been adjudged by a court of competent jurisdiction to be liable to the Company in the performance of Indemnitee's duty to the Company and its shareholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine;

                             (B) Amounts paid in settling or otherwise disposing
of a pending action without court approval; or

                             (C) Expenses incurred in defending a pending action
which is settled or otherwise disposed of without court approval.

                      (c) Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a party to or participant and is successful on the merits or otherwise, in any Proceeding or in defense of any claim, issue or matter therein, he shall be indemnified to the maximum extent permitted by law against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful on the merits or otherwise as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section 1(c), and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.



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               2. Additional Indemnity. In addition to, and without regard to any limitations on, the indemnification provided for in Section 1, the Company shall and hereby does indemnify and hold harmless Indemnitee against all Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf if, by reason of his Corporate Status, he is, or is threatened to be made, a party to or participant (as a witness or otherwise) in any Proceeding (including a Proceeding by or in the right of the Company), including, without limitation, all liability arising out of the negligence or active or passive wrongdoing of Indemnitee. The only limitation that shall exist upon the Company's obligations pursuant to this Agreement shall be that the Company shall not be obligated to make any payment to Indemnitee that is finally determined (under the procedures, and subject to the presumptions, set forth in Sections 6 and 7 hereof) to be unlawful under California law.

               3. Limitations on Indemnity.

                      (a) No indemnity pursuant to Section 1 or 2 hereof shall be paid by the Company for any of the following:

                             (i) Any suit in which judgment is rendered against
Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or similar provisions of any federal, state or local statutory law;

                             (ii) Any action, claim or proceeding (other than a
proceeding referred to in Section 8(a) hereof) initiated by Indemnitee unless such action, claim or proceeding was authorized in the specific case by action of the Board;

                             (iii) Any solicitation of proxies by Indemnitee, or
by a group of which he was or became a member consisting of two or more persons that had agreed (whether formally or informally and whether or not in writing) to act together for the purpose of soliciting proxies, in opposition to any solicitation of proxies approved by the Board;

                             (iv) Any activities by Indemnitee that constitute a
breach of or default under any written agreement between Indemnitee and the Company;

                             (v) Any action, claim or proceeding brought by the
Company and approved by a majority of the Board which alleges willful misappropriation of corporate assets by Indemnitee, disclosure of confidential information in breach of Indemnitee's fiduciary duty or contractual obligations of the Company, or any other willful and deliberate breach in bad faith of Indemnitee's duty to the Company or its shareholders; or

                             (vi) If a final decision by a court having
jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both the Company and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication).

                      (b) No indemnification or advance shall be made under this Agreement, unless a court of competent jurisdiction determines otherwise or unless required pursuant to Section 317(d) of the Code, in the following circumstances:



                                       3
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                             (i) If such indemnification would be inconsistent
with a provision of the Articles, the Bylaws, a resolution of the shareholders or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the Proceeding which prohibits or otherwise limits indemnification; or

                             (ii) If such indemnification would be inconsistent
with any condition expressly imposed by a court in approving a settlement.

                      (c) Notwithstanding any other provision in this Agreement, in the case of an action brought by or in the right of the Company for breach of a director's duty to the Company and its shareholders, the rights to indemnification in this Agreement in excess of those provided by Section 317 of the Code shall be subject to the limitations on indemnification set forth in
Section 204(a)(11) of the Code. However, the rights to indemnification in this Agreement shall not be subject to the limitations set forth in such Section 204(a)(11) in the case of, (i) an action brought by or in the right of the Company for a breach of the director's duty to the Company and its shareholders for indemnification not in excess of the rights for indemnification provided by
Section 317 of the Code or (ii) an action other than an action by or in the right of the Company for breach of a director's duty to the Company and its shareholders.

               4. Contribution in the Event of Joint Liability.

                      (a) Whether or not the indemnification provided in Sections 1 and 2 hereof is available, in respect of any threatened, pending or completed action, suit or proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), the Company shall pay, in the first instance, the entire amount of any judgment or settlement of such action, suit or proceeding without requiring Indemnitee to contribute to such payment and the Company hereby waives and relinquishes any right of contribution it may have against Indemnitee. The Company shall not enter into any settlement of any action, suit or proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding) unless such settlement provides for a full and final release of all claims asserted against Indemnitee.

                      (b) Without diminishing or impairing the obligations of the Company set forth in the preceding subparagraph, if, for any reason, Indemnitee shall elect or be required to pay all or any portion of any judgment or settlement in any threatened, pending or completed action, suit or proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), the Company shall contribute to the amount of expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee in proportion to the relative benefits received by the Company and all officers, directors or employees of the Company other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), on the one hand, and Indemnitee, on the other hand, from the transaction from which such action, suit or proceeding arose; provided, however, that the proportion determined on the basis of relative benefit may, to the extent necessary to conform to law, be further adjusted by reference to the relative fault of the Company and all officers, directors or employees of the Company other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), on the one hand, and Indemnitee, on the other hand, in connection with the events that resulted in such expenses, judgments, fines or settlement amounts, as well as any other equitable considerations which the law may require to be considered. The relative fault of the Company and all officers, directors or employees of the Company other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), on the one hand, and Indemnitee, on the other hand, shall be determined by reference to, among other things, the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary, and the degree to which their conduct is active or passive.



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                      (c) The Company hereby agrees to fully indemnify and hold
Indemnitee harmless from any claims of contribution which may be brought by officers, directors or employees of the Company other than Indemnitee who may be jointly liable with Indemnitee.

               5. Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

               6. Advancement of Expenses. Notwithstanding any other provision of this Agreement, the Company shall advance any and all Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding by reason of Indemnitee's Corporate Status within ten (10) days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company. Any advances and undertakings to repay pursuant to this Section 6 shall be unsecured and interest free. Notwithstanding the foregoing, the obligation of the Company to advance Expenses pursuant to this Section 6 shall be subject to the condition that, if, when and to the extent that the Company determines that Indemnitee would not be permitted to be indemnified under applicable law, the Company shall be entitled to be reimbursed, within thirty
(30) days of such determination, by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Company that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any advance of Expenses until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed).

               7. Procedures and Presumptions for Determination of Entitlement to Indemnification. It is the intent of this Agreement to secure for Indemnitee rights of indemnity that are as favorable as may be permitted under the law and public policy of the State of California. Accordingly, the parties agree that the following procedures and presumptions shall apply in the event of any question as to whether Indemnitee is entitled to indemnification under this
Agreement:

                      (a) To obtain indemnification (including, but not limited to, the advancement of Expenses and contribution by the Company) under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that Indemnitee has requested indemnification.

                      (b) Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 7(a) hereof, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made in the specific case by one of the following four (4) methods, which shall be at the election of Indemnitee: (1) by a majority vote of a quorum consisting of directors who are not parties to such proceeding, (2) if such quorum is not obtainable, by Independent Counsel (as hereinafter defined) in a written opinion, (3) by the shareholders (within the meaning of Section 153 of the Code), with the shares owned by Indemnitee not being entitled to vote thereon or (4) by the court in which the proceeding is, or was pending upon application made by the Company or the agent or the attorney or other person rendering services in connection with the defense, whether or not the application by the agent, attorney or other person is opposed by the Company.

                      (c) If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 7(b) hereof, the Independent Counsel shall be selected as provided in this Section 7(c). The Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board). Indemnitee or the Company, as the case may be, may, within ten (10) days after such written notice of selection shall have been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in
Section 16 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If a written objection is made and substantiated, the Independent Counsel selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within twenty
(20) days after submission by Indemnitee of a written request for indemnification pursuant to Section 7(a) hereof, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition the state courts of the State of California or other court of competent jurisdiction for resolution of any objection which shall have been made by the Company or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 7(b) hereof. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 7(b) hereof, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 7(c), regardless of the manner in which such Independent Counsel was selected or appointed.

                      (d) In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 7(a) of this Agreement. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence.

                      (e) Indemnitee shall be deemed to have acted in good faith if Indemnitee's action is based on the records or books of account of the Enterprise, including financial statements, or on information supplied to Indemnitee by the officers of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Enterprise. In addition, the knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement. Whether or not the foregoing provisions of this Section 7(e) are satisfied, it shall in any event be presumed that Indemnitee has at all times acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence.

                      (f) If the person, persons or entity empowered or selected under Section 7 to determine whether Indemnitee is entitled to indemnification shall not have made a determination within



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thirty (30) days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent
(i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification or (ii) a prohibition of such indemnification under applicable law; provided, however, that such thirty (30) day period may be extended for a reasonable time, not to exceed an additional fifteen (15) days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating documentation and/or information relating thereto; and provided, further, that the foregoing provisions of this Section 7(f) shall not apply if the determination of entitlement to indemnification is to be made by the shareholders pursuant to
Section 7(b) of this Agreement and if (A) within fifteen (15) days after receipt by the Company of the request for such determination the Board or the directors who are not parties to the proceeding in respect of which indemnification is sought by Indemnitee, if appropriate, resolve to submit such determination to the shareholders for their consideration at an annual meeting thereof to be held within seventy-five (75) days after such receipt and such determination is made thereat or (B) a special meeting of shareholders is called within fifteen (15) days after such receipt for the purpose of making such determination, such meeting is held for such purpose within sixty (60) days after having been so called and such determination is made thereat.

                      (g) Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any Independent Counsel, member of the Board or shareholder of the Company shall act reasonably and in good faith in making a determination under the Agreement of Indemnitee's entitlement to indemnification. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

                      (h) The Company acknowledges that a settlement or other disposition short of final judgment may be successful if it permits a party to avoid expense, delay, distraction, disruption and uncertainty. In the event that any action, claim or proceeding to which Indemnitee is a party is resolved in any manner other than by adverse judgment against Indemnitee (including, without limitation, settlement of such action, claim or proceeding with or without payment of money or other consideration) it shall be presumed that Indemnitee has been successful on the merits or otherwise in such action, suit or proceeding. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence.

               8. Remedies of Indemnitee.

                      (a) In the event that (i) a determination is made pursuant to Section 7 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 6 of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 7(b) of this Agreement within ninety (90) days after receipt by the Company of the request for indemnification, (iv) payment of indemnification is not made pursuant to this Agreement within ten (10) days after receipt by the Company of a written request therefor or (v) payment of indemnification is not made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to
Section 7 of this Agreement, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of California, or in any other court of competent jurisdiction, of his entitlement to such indemnification or advancement of Expenses. Indemnitee shall commence such proceeding seeking an adjudication within one hundred eighty (180) days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 8(a). The Company shall not oppose Indemnitee's right to seek any such adjudication.

                      (b) In the event that a determination shall have been made pursuant to Section 7(b) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding commenced pursuant to this Section 8 shall be conducted in all respects as a de novo trial, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination under
Section 7(b). The Company shall have the burden of proof to show that Indemnitee is not entitled to indemnification hereunder.

                      (c) If a determination shall have been made pursuant to
Section 7(b) of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 8, absent a prohibition of such indemnification under applicable law.

                      (d) In the event that Indemnitee, pursuant to this Section 8, seeks a judicial adjudication of his rights under, or to recover damages for breach of, this Agreement, or to recover under any directors' and officers' liability insurance policies maintained by the Company, the Company shall pay on his behalf, in advance, any and all expenses (of the types described in the definition of Expenses in Section 16 of this Agreement) actually and reasonably incurred by him in such judicial adjudication, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advancement of expenses or insurance recovery.

                      (e) The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 8 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company is bound by all the provisions of this Agreement.

               9. Non-Exclusivity; Survival of Rights; Subrogation.

                      (a) The rights of indemnification as provided by this Agreement (including without limitation the right to advancement of Expenses) shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Articles, the Bylaws, any agreement, a vote of shareholders or a resolution of directors or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in the Code, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

                      (b) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee. Following receipt of indemnification payments hereunder, as further assurance, Indemnitee shall execute all papers required and take all action reasonably necessary to secure such rights, including execution of such documents as are reasonably necessary to enable the Company to bring suit to enforce such rights.

                      (c) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

               10. Duration of Agreement. All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is an officer or director of the Company (or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other Enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any Proceeding (or any proceeding commenced under Section 8 hereof) by reason of his Corporate Status, whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), assigns, spouses, heirs, executors and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer or director of the Company or any other Enterprise at the Company's request.

               11. Change in Control. The Company agrees that if there is a Change in Control of the Company, other than a Change in Control which has been approved by a majority of the Company's Board who were directors immediately prior to such Change in Control, then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnification and advancement of Expenses under this Agreement or any other Agreement or under applicable law or the Company's Articles or Bylaws now or hereafter in effect relating to indemnification, the Company shall seek legal advice only from Independent Counsel selected by Indemnitee and approved by the Company, which approval shall not be unreasonably withheld.

               12. Establishment of Trust. In the event of a Potential Change in Control, the Company shall, upon written request by Indemnitee, create a trust (the "Trust") for the benefit of Indemnitee, and from time to time upon written request of Indemnitee shall fund such Trust in an amount sufficient to satisfy any and all Expenses reasonably anticipated at the time of each such request to be incurred in connection with investigating, preparing for and defending any Proceeding by reason of Indemnitee's Corporate Status, and any and all judgments, fines, penalties and settlement amounts of any and all Proceedings by reason of Indemnitee's Corporate Status from time to time actually paid or claimed, reasonably anticipated or proposed to be paid. The amount or amounts to be deposited in the Trust pursuant to the foregoing funding obligation shall be determined by the Reviewing Party (as hereinafter defined) in any case in which the Independent Counsel referred to in Section 7 is involved. The terms of the Trust shall provide that upon a Change in Control (i) the Trust shall not be revoked or the principal thereof invaded, without the written consent of Indemnitee, (ii) the trustee of the Trust (the "Trustee") shall advance, within ten (10) days of a request by Indemnitee, any and all Expenses to Indemnitee (and Indemnitee hereby agrees to reimburse the Trust under the circumstances under which Indemnitee would be required to reimburse the Company under Section 6 of this Agreement), (iii) the Trust shall continue to be funded by the Company in accordance with the funding obligation set forth above, (iv) the Trustee shall promptly pay to Indemnitee all amounts for which Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise and (v) all unexpended funds in the Trust shall revert to the Company upon a final determination by the Reviewing Party or a court of competent jurisdiction, as the case may be, that Indemnitee has been fully indemnified under the terms of this Agreement. The Trustee shall be a bank or trust company or other individual or entity chosen by

Indemnitee and acceptable to and approved of by the Company. Nothing in this
Section 12 shall relieve the Company of any of its obligations under this Agreement. All income earned on the assets held in the Trust shall be reported as income by the Company for federal, state, local and foreign tax purposes.

               13. Insurance. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the directors and officers of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of directors' and officers' liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer or of the Company's key employees, if Indemnitee is not an officer or director but is a key employee. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

               14. Enforcement.

                      (a) The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve as an officer or director of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as an officer or director of the Company.

                      (b) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

               15. Limitation of Actions and Release of Claims. No proceeding shall be brought and no cause of action shall be asserted on behalf of the Company or any subsidiary against Indemnitee, his spouse, heirs, estate, executors or administrators after the expiration of one (1) year from the act or omission of Indemnitee upon which such proceeding is based; however, in a case where Indemnitee fraudulently conceals the facts underlying such cause of action, no proceeding shall be brought and no cause of action shall be asserted after the expiration of one (1) year from the earlier of (i) the date the Company or any subsidiary of the Company discovers such facts or (ii) the date the Company or any subsidiary of the Company could have discovered such facts by the exercise of reasonable diligence. Any claim or cause of action of the Company or any subsidiary of the Company, including claims predicated upon the negligent act or omission of Indemnitee, shall be extinguished and deemed released unless asserted by filing of a legal action within such period. This
Section 15 shall not apply to any cause of action which has accrued on the date hereof and of which Indemnitee is aware on the date hereof, but as to which the Company has no actual knowledge apart from Indemnitee's knowledge.

               16. Definitions. For purposes of this Agreement:

                      (a) "Change in Control" shall be deemed to have occurred if (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company; (ii) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company or (iii) any current beneficial shareholder or group, as defined by Rule 13d-5 of the Exchange Act, including the heirs, assigns and successors thereof, of beneficial ownership within the meaning of, Rule 13d-3 of the Exchange Act of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities, hereafter becomes the "beneficial owner," as defined in Rule 13d-3 of the Exchange Act, directly or indirectly, of securities of the Company representing 20% or more of the total combined voting power represented by the Company's then outstanding Voting Securities or (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company, in one transaction or a series of transactions of all or substantially all of the Company's assets.

                      (b) "Corporate Status" describes the status of a person who is or was a director, officer, employee or other agent or fiduciary of (i) the Company, (ii) any other corporation, partnership, joint venture, trust, employee benefit plan or other Enterprise which such person is or was serving at the express written request of the Company or (iii) a foreign or domestic corporation which was a predecessor corporation of the Company or of another enterprise at the request of the predecessor corporation.

                      (c) "Enterprise" shall mean the Company and any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the express written request of the Company as a director, officer, employee, agent or fiduciary.

                      (d) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating or being or preparing to be a witness in a Proceeding, or incurred in connection with any appeal resulting from any Proceeding.

                      (e) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party (other than with respect to matters concerning Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements) or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement. The Company agrees to pay the reasonable fees and expenses of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

                      (f) "Potential Change in Control" shall be deemed to occur if (i) the Company enters into an agreement or arrangement, the consummation of which would result in the occurrence of a Change in Control; (ii) any person (including the Company) publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;
(iii) any person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), who is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding Voting Securities, increases his beneficial ownership of such securities by 5% or more over the percentage so owned by such person on the date hereof or (iv) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

                      (g) "Proceeding" includes any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Company or otherwise and whether civil, criminal, administrative or investigative, in which Indemnitee was, is or Indemnitee in good faith believes he will be involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director of the Company, by reason of any action taken by him or of any inaction on his part while acting as an officer or director of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other Enterprise; in each case whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement; including one pending on or before the date of this Agreement; and excluding one initiated by an Indemnitee pursuant to Section 8 of this Agreement to enforce his rights under this Agreement.

                      (h) "Reviewing Party" shall mean any appropriate person or body consisting of a member or members of the Board or any other person or body appointed by Indemnitee (including the Independent Counsel referred to in Section 7(c)) who is not a party to the particular Proceeding with respect to which Indemnitee is seeking indemnification.

                      (i) "Voting Securities" means any securities of the Company which vote generally in the election of directors.

               17. Severability. If any provision or provisions of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, illegal or otherwise unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

               18. Modification and Waiver. No supplement, modification, termination or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

Except as specifically provided herein, no failure to exercise or any delay in exercising a right or remedy hereunder shall constitute a waiver thereof.

               19. Notice by Indemnitee. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification covered hereunder. The failure to so notify the Company shall not relieve the Company of any obligation which it may have to Indemnitee under this Agreement or otherwise unless and only to the extent that such failure or delay materially prejudices the Company.

               20. Notice to Insurers. If, at the time of the receipt of Indemnitee's written notice of a claim pursuant to Section 19, the Company has directors' and officers' liability insurance in effect, the Company shall give prompt notice of the commencement of the Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

               21. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date of such mailing:

                      (a) If to Indemnitee, to the address set forth below Indemnitee signature hereto.

                      (b) If to the Company, to:

                             Novellus Systems, Inc.
                             4000 North First Street
                             San Jose, California  95134
                             Attention:  Secretary

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

               22. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

               23. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

               24. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California without application of the conflict of laws principles thereof. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of California. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

               25. Gender. Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate.

               IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on and as of the day and year first above written.



                                        NOVELLUS SYSTEMS, INC.



                                        By:
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                                             Name:
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                                             Title:
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                                        Name:
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                               Address:

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